UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitte by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss.240.14a-12

                         Synergy Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid: ___________________________________________

         (2) Form, Schedule or Registration Statement No.: _____________________

         (3) Filing Party: _____________________________________________________

         (4) Date Filed: _______________________________________________________

Synergy Financial Group, Inc.
310 North Avenue East
P.O. Box 130
Cranford, NJ 07016-0130
(908) 272-3838


                            IMPORTANT ANNUAL MEETING


                                                            ______________, 2006

     Dear Fellow Stockholder:


On behalf of the Board of Directors and management of Synergy Financial Group, Inc., you are invited to attend our Annual Meeting of Stockholders (the "Meeting") to be held at ____________________________________, New Jersey, on
_______, 2006, at __:__ _M. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of independent auditors for the year ending December 31, 2006. Synergy's Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of Synergy and its stockholders. Synergy's Board of Directors unanimously recommends a vote "FOR" each matter to be considered, including the election of Nancy A. Davis, John S. Fiore and W. Phillip Scott as directors.

A group that calls itself the PL Capital Group has announced that it intends to solicit proxies for its own hand-picked nominees for election as directors in opposition to Synergy's nominees. We believe that Synergy's Board of Directors acts in the best interests of ALL stockholders and that these hostile actions are unnecessary, disruptive and may delay or impede our efforts to maximize the investment of all of Synergy's investors. It is important that you vote this year. PLEASE RETURN THE WHITE PROXY CARD WITHOUT DELAY. Do not return the ____ proxy card.


Even if you plan to attend the meeting, please sign, date and return the WHITE proxy card in the enclosed envelope immediately. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to restrict attendance to stockholders only. Registration will begin at __:__ _M. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic equipment will not be permitted at the Meeting.


                                                  Sincerely,

                                                  /s/John S. Fiore

                                                  John S. Fiore
                                                  President and
                                                  Chief Executive Officer

--------------------------------------------------------------------------------
                          SYNERGY FINANCIAL GROUP, INC.
                              310 NORTH AVENUE EAST
                           CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON _______, 2006
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Synergy Financial Group, Inc. (the "Company") will be held at ____________________________________, New Jersey, on _______, 2006, at __:__ _M.
The Meeting is for the purpose of considering and acting upon the following matters:


          1.   The election of three directors of Synergy Financial Group, Inc.;
          2. The ratification of the appointment of ___________________ as the Company's independent auditor for the year ending December 31, 2006 ; and
          3. The adjournment of the Meeting to permit the Board of Directors to solicit additional proxies, if necessary.


         The transaction of such other business as may properly come before the Meeting, or any adjournments thereof, may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.
                                         ---

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on _________, 2006 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Kevin A. Wenthen

                                              Kevin A. Wenthen
                                              Corporate Secretary
Cranford, New Jersey
________, 2006


--------------------------------------------------------------------------------
IMPORTANT: PROMPTLY RETURNING YOUR WHITE PROXY CARD WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          SYNERGY FINANCIAL GROUP, INC.
                              310 NORTH AVENUE EAST
                           CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  _______, 2006

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Synergy Financial Group, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at ____________________________________, New Jersey, on _______,
2006, at __:__ _M (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about ________, 2006.


         At the Meeting, stockholders will consider and vote upon (i) the election of three directors of the Company; (ii) the ratification of the appointment of ___________________ as the Company's independent auditor for the fiscal year ending December 31, 2006 and (iii) the adjournment of the Meeting to permit the Board of Directors to solicit additional proxies, if necessary. At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.


         The Company is the parent company of Synergy Bank (the "Bank"). The Company was formed as a corporation under the laws of New Jersey in 2003 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the second-step conversion and reorganization of Synergy, MHC, the former mutual holding company parent of Synergy Financial Group, Inc., the former middle-tier stock holding company of the Bank. The second-step conversion and reorganization from the mutual holding company form of organization to a full stock corporation was completed on January 20, 2004.




         It is  extremely  important  that you vote this year.  The  Company has recently  been  contacted  by  representatives  of PL  Capital  Group  who  have attempted to influence the policies of the Company and gain Board representation. These representatives first sought to be appointed as new directors and, after the Board of Directors declined, stated that they would nominate two persons for election as directors and solicit proxies for the election of their nominees. PL Capital Group's primary complaint is that it is disappointed with the frequency and amount of the Company's stock buybacks. Ironically, the Company agrees that stock buybacks are in its best interest, and has supported this strategy with two previously announced buyback programs. As a result, your Board of Directors sees no valid reason to either expand its size or remove those individuals who have guided Company strategy since its inception.



         Your Board of Directors unanimously supports the Company's nominees - Nancy A. Davis, John S. Fiore and W. Phillip Scott - and urges you not to be distracted by this group's efforts.

Please sign and date the enclosed WHITE proxy card and return it today. The Company needs the support of its stockholders to eliminate this unnecessary disruption to its operation.

         Your Board of Director's primary goal is to enhance the value of your investment in the Company, and it believes it can do that without the interference of PL Capital Group. Accordingly, we strongly urge you to vote "AGAINST" the nominees of the PL Capital Group by discarding its ________ proxy card.

         Please also note that the Company is not responsible for the accuracy of information in any proxy materials filed or disseminated by the PL Capital Group, or any other statement that this group may make, including statements regarding the Company.

--------------------------------------------------------------------------------
                 WHY YOU SHOULD SUPPORT YOUR COMPANY'S NOMINEES
--------------------------------------------------------------------------------

         Your Board of Directors, including each of the Company's nominees, is dedicated to maximizing and enhancing stockholder value. It does this by representing ALL stockholders, not any single stockholder. While each director of the Company owes a fiduciary duty to stockholders, and must act accordingly, we believe that the hand-picked nominees of the PL Capital Group may express a preference in favor of any proposal submitted by current or former members of the PL Capital Group. Because your Board intends to act in the best interests of ALL stockholders, we believe that these hostile actions are unnecessary, disruptive and may delay or impede our efforts to maximize value for all of our stockholders.

         Your Board of Directors has employed the following strategies in its effort to enhance the value of your investment in the Company:

          o Stock Appreciation - A stockholder who purchased shares in the Company's initial public offering in September 2002, in which 43.5% of the outstanding shares of common stock were sold to the public and 56.5% held by the Company's mutual holding company parent, has seen his or her original investment appreciate over 350% through December 31, 2005. In the second step offering of common stock in January 2004, the mutual holding company's interest was sold, resulting in the Company becoming fully owned by the public, and the holders of shares that were outstanding prior to this conversion received 3.7231 new shares of common stock in exchange for each old share.

          o Stock Repurchases - The Company has repurchased 989,451 shares of common stock in open market transactions through December 31, 2005. An additional 300,000 remain approved for repurchase under a stock repurchase program that was originally approved by the Board of Directors in August 2005. We believe that stock repurchases are an important part of enhancing your investment in the Company.

          o Dividends - In June 2004, the Company announced its first quarterly cash dividend of $0.04 per common share. One year later, the Company's Board of Directors increased the quarterly cash dividend 25%. As a result, your Board of Directors has approved the payment of $3,757,998 in total cash dividends for the Company's stockholders.

FOR THE REASONS EXPLAINED ABOVE, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE NOMINEES OF THE PL CAPITAL GROUP AND FOR ITS THREE NOMINEES - NANCY A. DAVIS, JOHN S. FIORE AND W. PHILLIP SCOTT.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person.


         Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, the signed WHITE proxies will be voted "FOR" the nominees for director as set forth herein , "FOR" the ratification of the appointment of ___________________ as the Company's independent auditor for the fiscal year ending December 31, 2006 and "FOR" the adjournment of the Meeting to permit the Board of Directors to solicit additional proxies, if necessary. If you have voted any proxy card other than a WHITE proxy card, we urge you to revoke your proxy by submitting a WHITE proxy card. A proxy will not be voted if a stockholder attends the Meeting and votes in person.


         The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.


         If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE proxy card on your behalf. You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it. Please do this for each account you maintain to ensure that all of your shares are voted.

         REMEMBER, YOUR LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS, SO RETURN THE WHITE PROXY CARD EVEN IF YOU PREVIOUSLY MAILED A ________ PROXY TO THE PL CAPITAL GROUP.

         IF YOU HAVE ANY QUESTIONS ABOUT RETURNING YOUR WHITE PROXY CARD, PLEASE
CALL: GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT (800) __________.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


         Stockholders of record as of the close of business on _________, 2006 (the "Record Date"), are entitled to one vote for each share of the common stock of the Company, par value $0.10 per share (the "Common Stock"), then held. As of the ____________, the Company had 11,545,881 shares of Common Stock issued and outstanding.


         The Certificate of Incorporation of the Company provides that in no event shall any record owner of any Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. Furthermore, the Certificate of Incorporation of the Company provides that for a period of five years from the completion of the conversion of Synergy, MHC from mutual to stock form, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of any equity security of the Company, except as provided in the Certificate of Incorporation.

         The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.


         In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Board may move that the Meeting be adjourned in order to permit the further solicitation of proxies, and a vote will then be taken on such motion to adjourn. The enclosed WHITE proxy card that is being solicited by the Board of Directors includes a separate voting box for stockholders to indicate whether or not they favor an adjournment of the Annual Meeting in order to solicit further proxies if such action is deemed necessary by the Board of Directors.

         In accordance with Article II, Section 4 of the Company's bylaws, stockholder meetings are conducted in accordance with rules and procedures for stockholder meetings adopted by the Board, which permit a vote to be taken on whether to adjourn the Meeting in order to solicit additional proxies. Additionally, in accordance with Article II, Section 2 of the bylaws, a meeting of stockholders for the election of directors shall be held annually and the date and time of such meeting is within the Board's determination.


         As to the election of directors (Proposal I), the WHITE proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.


         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II) and the adjournment of the Meeting to permit the Board of Directors to solicit additional proxies, if necessary (Proposal III), by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or (ii) proxies marked "ABSTAIN" as to that matter.

Voting of Shares by the Synergy Financial Group, Inc. Employee Stock Ownership Plan

         If any of your shares are held in the name of the Synergy Financial Group, Inc. Employee Stock Ownership Plan ("ESOP"), you will receive with this proxy statement a voting instruction form for those shares and a return envelope for that form. You may instruct the trustee how to vote your shares. An independent third party has been designated by the Company to tabulate the voting instructions received for ESOP shares. Your voting instructions will be received directly by the vote tabulator who must maintain the confidentiality of your personal voting instructions and who will report to the ESOP trustees only the aggregate voting instructions received. The trustees will certify the totals to the Company for the purpose of having those shares voted.

         Allocated ESOP shares for which no voting instruction ballot is received and unallocated ESOP shares will be voted by the ESOP trustees, subject to their fiduciary duty, as directed by the ESOP Plan

Committee. The ESOP Plan Committee will make its determination on the matters to be voted on in accordance with the committee's fiduciary duty.



Voting of Shares by the Synergy Financial Group, Inc. 401(k) Plan

         If any of your shares are held in the name of the Synergy Financial Group, Inc. 401(k) Plan ("401(k) Plan"), you will receive with this proxy statement a voting instruction form for those shares and a return envelope for that form. You may instruct the trustee how to vote your shares. An independent third party has been designated by the Company to tabulate the voting instructions received for 401(k) Plan shares. Your voting instructions will be received directly by the vote tabulator, who must maintain the confidentiality of your personal voting instructions and who will report to the 401(k) Plan trustee only the aggregate voting instructions received. The trustee will certify the totals to the Company for the purpose of having those shares voted.

         401(k) Plan shares for which no voting instruction ballot is received will be voted by the 401(k) Plan trustee as directed by the 401(k) Plan Administrator, subject to the trustee's fiduciary duty as trustee. The Company's Board of Directors acts as the 401(k) Plan Administratorand will make its determination on the matters to be voted on in accordance with its fiduciary duty as the 401(k) Plan Administrator.


Security Ownership of Certain Beneficial Owners

         Persons and groups owning 5% or more of the outstanding Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the Record Date, the ownership of persons and groups owning in excess of 5%, the ownership of the Company's employee stock ownership plan and the ownership of all executive officers and directors of the Company as a group. Other than as set forth in the following table, management knows of no person or group that owns 5% or more of the outstanding Common Stock at the Record Date.


                                                                         Percent of Shares
                                                   Amount and Nature of     of Common
Name and Address of Beneficial Owner               Beneficial Ownership  Stock Outstanding
------------------------------------               --------------------  -----------------
Synergy Financial Group, Inc. Bank Employee Stock
  Ownership Plan Trust (the "ESOP")                      838,764 (1)              7.3%
310 North Avenue East
Cranford, New Jersey 07016

Financial Edge Fund, L.P.
20 East Jefferson Avenue, Suite 22                      1,143,517 (2)             9.9%
Naperville, Illinois 60540

All directors and executive officers of the
  Company as a group (12 persons)                       1,098,017 (3)             9.5%

--------------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. Directors De Perez, Gibbons, Kasper, LaCorte, Putvinski and Stender serve as members of the ESOP Trustee Committee and Kevin A. Wenthen, Senior Vice President, and Janice L. Ritz, a Vice President of the Bank, serve as members of the ESOP Plan Committee. Shares which have not yet been allocated, and allocated shares for which no voting direction has been received from ESOP participants in a timely manner, are voted by the ESOP Trustee Committee as directed by the ESOP Plan Committee. Previously allocated shares for which voting direction has been received from ESOP participants and beneficiaries are voted by the ESOP Trustee Committee in accordance with such participant directions.

(2) As reported in an amended Schedule 13D filed by the beneficial owners with the Securities and Exchange Commission on December 28, 2005. The natural persons who control the Common Stock held by Financial Edge Fund, L.P. are John Palmer and Richard Lashley.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership. Excludes shares held by the ESOP (other than shares allocated to executive officers of the Company) over which certain directors, as ESOP Trustee Committee members, exercise shared voting power. Also excludes unvested shares held by the Synergy Financial Group, Inc. 2003 Restricted Stock Plan (the "2003 Restricted Stock Plan") and the Synergy Financial Group, Inc. 2004 Restricted Stock Plan (the "2004 Restricted Stock Plan") over which certain non- employee directors, as RSP Trustees, exercise shared voting power.


--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Certificate of Incorporation requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members. Three directors will be elected at the Meeting, to serve for a three-year term and until their successors have been elected and qualified.


         Nancy A. Davis, John S. Fiore and W. Phillip Scott have been nominated by the Board of Directors to serve as directors. Each nominee is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid WHITE proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the directors and executive officers of the Company.

                                                                                     Shares of
                                     Age at          Year First       Current       Common Stock         Percent
                                  December 31,       Elected or       Term to        Beneficially          of
Name                                  2005          Appointed (1)     Expire          Owned (2)           Class
----                                  ----          -------------     ------          ---------           -----
                                     BOARD NOMINEES FOR TERM TO EXPIRE IN 2009

Nancy A. Davis                         66               1977           2006              60,819(1)          *
John S. Fiore                          48               2000           2006             297,722(5)         2.6%
W. Phillip Scott                       54               1996           2006              46,116(3)(9)       *
                                          DIRECTORS CONTINUING IN OFFICE
Magdalena M. De Perez                  55               2001           2008              30,236(3)(4)       *
David H. Gibbons, Jr.                  35               2001           2007              70,258(3)(4)(6)    *
Kenneth S. Kasper                      51               1993           2008              67,404(3)(4)(7)    *
Paul T. LaCorte                        53               2001           2007              49,819(3)(4)       *
George Putvinski                       57               1993           2008              59,620(3)(4)(8)    *
Albert N. Stender                      60               1999           2007              29,362(3)(4)       *

Executive Officers of the Company
Kevin M. McCloskey                     47                N/A            N/A             265,597(10)(11)    2.3%
Kevin A. Wenthen                       51                N/A            N/A             116,064(10)        1.0%
A. Richard Abrahamian                  46                N/A            N/A               5,000             *

--------------------
*    Less than 1.0%
(1) Refers to the year the individual first became a directo of the Bank. All directors of the Bank in March 2001 became directors of the Company at that time.
(2) Beneficial ownership as of the Record Date. For Messrs. Fiore, McCloskey and Wenthen, includes shares allocated to individual accounts under both the ESOP and the Synergy Financial Group, Inc. 401(k) Savings Plan. An individual is considered to beneficially own shares if he or she directly or indirectly has or shares (1) voting power, which includes the  power  to vote,  or to  direct  the  voting  of,  the  shares;  or (2)
     investment power, which includes the power to dispose, or direct the disposition of, the shares.
(3) Includes 19,157 shares which may be acquired pursuant to the exercise of options, including options that become exercisable in April 2006. Also includes 1,582 shares that will vest under the 2003 Restricted Stock Plan in April 2006.
(4) Excludes 996,167 shares held under the ESOP over which such individual, as an ESOP Trustee Committee member, exercises voting power. Also excludes an aggregate total of 336,137 unvested shares held by the 2003 Restricted Stock Plan and the 2004 Restricted Stock Plan over which such individual, as an RSP trustee, exercises voting power.
(5) Includes 126,823 shares which may be acquired pursuant t the exercise of options, including options that become exercisable in April 2006. Also includes 10,506 shares that will vest under the 2003 Restricted Stock Plan in April 2006. Includes 26,061 shares owned by Mr. Fiore's wife, which Mr. Fiore may be deemed to beneficially own.
(6) Includes 2,457 shares owned by Mr. Gibbon's wife, which Mr. Gibbons may be deemed to beneficially own.
(7) Includes 31,537 shares owned by Mr. Kasper's wife, which Mr. Kasper may be deemed to beneficially own.
(8) Includes 14,892 shares owned by Mr. Putvinski's wife, which Mr. Putvinski may be deemed to beneficially own.
(9) Includes 930 shares owned by Mr. Scott's wife and 3,723 shares held in trust for a minor child, which Mr. Scott may be deemed to beneficially own.
(10) Includes 57,316 shares which may be acquired pursuant to the exercise of options, including options that become exercisable in April 2006. Also includes 4,765 shares that will vest under the 2003 Restricted Stock Plan in April 2006.
(11) Includes 18,615 shares held by the Kevin McCloskey Family, LLC for which Mr. McCloskey maintains voting control but maintains less than 5% ownership.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.

         Nancy A. Davis has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1977. Ms. Davis is a consultant for Schering-Plough Corporation, a company that she retired from in 2002. She was employed by that company since 1965, most recently as a Senior Legal Assistant.

         John S. Fiore has been the President and Chief Executive Officer of the Company since its formation in 2001 and has served as President and Chief Executive Officer of the Bank since 1995. He also serves as a member of both Boards of Directors. He has been employed by the Bank since 1989. Mr. Fiore also serves as President and Chief Executive Officer of Synergy Financial Services, Inc., a wholly-owned subsidiary of the Company.

         W. Phillip Scott has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1996. Mr. Scott is employed as a Finance Manager for Schering-Plough Corporation. He has been employed by Schering-Plough Corporation since 1980. Mr. Scott is a certified public accountant.

         Magdalena M. De Perez has served on the Board of Directors of the Company and the Bank since 2001. Ms. De Perez is Vice President - Investments, Financial Advisor for Wachovia Securities, LLC. She has worked in the financial services industry since 1983 and acts as a financial advisor to several community service organizations in Union County.

         David H. Gibbons, Jr. was elected Chairman of the Board of Directors of the Company and the Bank in 2005. He has been a director of both organizations since 2001. Mr. Gibbons is a commercial real estate executive who is employed as Senior Vice President of Seagis Property Group, LP. He is also a director of Gibbons Realty Group, Inc. and David O. Evans, Inc., a construction and property management company. Active in the community, Mr. Gibbons serves as a Director of the Union County Alliance and is a Past Chairman of the Board of Directors of Elizabeth Development Co. and the YMCA of Eastern Union County, where he continues to serve as a Director. He also serves as a Trustee for the

National Association of Office and Industrial Properties, a commercial real estate trade and lobbying organization.

         Kenneth S. Kasper has served on the Board of Directors of the Company since its formation in 2001. He served as Chairman of the Company from 2001 until April 2005. He has been a director of the Bank since 1993, and served as Chairman of the Board of Directors of the Bank from 1998 to April 2005. Mr. Kasper is the Senior Director, Global Environmental, Health, Safety and Transportation Audits, for Schering-Plough Corporation, a pharmaceutical research and manufacturing company. He has worked for Schering-Plough since 1988. Mr. Kasper is also actively involved in civic activities, serving as Chairman of the Chester Borough Board of Adjustment, Director of the Board of Environmental Health & Safety Auditor Certifications ("BEAC"), and Treasurer of the Council of Engineering and Scientific Specialty Boards.

         Paul T. LaCorte has served on the Board of Directors of the Company and the Bank since 2001. Mr. LaCorte is an executive officer and partner with Hamilton Holding Company, V & F, Inc. and Ditullio and LaCorte Associates, LLC, all of which are real estate holding companies. He is a member and former
Chairman of the Union County Economic Development Corporation and a former Chairman of the Cranford Downtown Management Corporation. He is also a member and former President of the Cranford Chamber of Commerce.

         George Putvinski has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1993. Mr. Putvinski is employed as the Director of Global Planning and Reporting for Schering-Plough Corporation. He has been employed by Schering-Plough Corporation since 1979.

         Albert N. Stender has served on the Board of Directors of the Company since its formation in 2001, and the Bank since 1999. Mr. Stender is a self-employed attorney, who was formerly a partner with the law firm of Stender & Hernandez and Cranford municipal attorney. He is the managing member of URANUT, LLC, a real estate investment company. Mr. Stender is also Corporate Secretary and a Director of the Cranford Chamber of Commerce, and served as Prosecutor for several municipalities in Union County.

         Kevin M. McCloskey has served as Senior Vice President and Chief Operating Officer since 2000. Prior to that time, Mr. McCloskey was the Vice President and Chief Operating Officer for Lakeview Savings Bank. Mr. McCloskey is the Chairman of the Board of Directors and President of the YMCA of Eastern Union County and is a Trustee of the Trinitas Health Foundation.

         Kevin A. Wenthen has served as Senior Vice President and Chief Administrative Officer since 1996 and as Secretary since 2002. Prior to joining Synergy, Mr. Wenthen was the President and Chief Executive Officer of KAW Marketing, Inc. and, prior to that, Vice President of Planning for Chemical Bank New Jersey, NA.

         A. Richard Abrahamian was appointed Senior Vice President and Chief Financial Officer during 2005. He was formerly a senior vice president with PNC Bank, responsible for evaluating opportunities for expansion and performance enhancement within the bank's retail banking network. Prior to that, he was Senior Vice President and Chief Accounting Officer at UnitedTrust Bank and Vice President and Controller at its parent company, United National Bancorp, from August, 1992 until their acquisition by PNC Bank in January, 2004.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2005, the Board of Directors met thirteen times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he or she served during the year ended December 31, 2005. The Board maintains an Audit Committee, as well as an Executive Committee, a Compensation Committee, a Budget and Asset/Liability Management Committee and a Nominating Committee.

         The Executive Committee currently consists of Directors Gibbons (Chair), Fiore, LaCorte, Scott and Stender. This committee serves as an interim decision-making body to address matters that arise between regularly-scheduled meetings of the full Board. This committee also makes recommendations to the Board of Directors on corporate governance matters and exercises supervision of major agenda items for, and periodic reports presented at, full Board meetings. This committee met one time during the year ended December 31, 2005.

         The  Compensation  Committee  currently  consists of Directors  Gibbons
(Chair), Davis, De Perez, Kasper and Stender. The responsibilities of this committee include appraisal of the chief executive officer's performance, administration of management incentive compensation plans and review of the directors' compensation. During the year ended December 31, 2005, this committee met four times.

         The Budget and Asset/Liability Management Committee currently consists of Directors Scott (Chair), De Perez, Fiore, Gibbons and Putvinski. This committee oversees the Bank's investments, loans, other assets and its liabilities, primarily its sources of funds, for the purpose of maintaining profitable spreads between the cost of liabilities and the yield on assets consistent with prudent risk. This committee meets generally during the fourth quarter each year with the goal of developing an annual business and operating plan. In addition, at least one non-employee member of this committee meets monthly with management to review investment policies, loan and deposit pricing and production volumes, interest rate risk analysis, liquidity and borrowing needs, and a variety of other asset and liability management topics. The results of each monthly meeting are presented to the full Board at its regular monthly meeting. During the year ended December 31, 2005, this committee met six times.

         The Audit Committee currently consists of Directors Stender (Chair), Davis, Kasper, LaCorte and Putvinski. All members of the Audit Committee are independent under the rules of the NASDAQ stock market. The Board of Directors has determined that Mr. Putvinski is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached to the proxy statement for the 2004 annual meeting of stockholders. The Audit Committee typically meets every other month with the internal auditor and periodically as needed with the external auditors. Its main responsibilities include oversight of the internal and external auditors and monitoring of management and staff compliance with the Board's audit policies, as well as applicable laws and regulations. During the year ended December 31, 2005, this committee met eight times.

         Report of the Audit Committee. For the year ended December 31, 2005, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Grant Thornton LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Grant Thornton LLP disclosures regarding Grant Thornton LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with Grant Thornton LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

            Audit Committee:
                  Albert N. Stender (Chair)
                  Nancy A. Davis
                  Kenneth S. Kasper
                  Paul T. LaCorte
                  George Putvinski

Principal Accounting Fees and Services

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes- Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be pre-approved by the issuer's audit committee. The Company's Audit Committee has adopted a policy of approving all audit and non-audit services prior to the service being rendered. All of the services listed below for 2004 and 2005 were approved by the Audit Committee prior to the service being rendered.

         Audit Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2005 and 2004 were $202,600 and $173,463, respectively.

         Audit Related Fees. The aggregate fees billed by Grant Thornton LLP for assurance and related services associated with the audit of the annual financial statements and the review of the quarterly financial statements for the years ended December 31, 2005 and 2004 were $3,500 and $8,750, respectively. The services were in connection with a Form S-8 registration statement filed by the Company related to the 2004 Stock Option Plan during both years.

         Tax Fees. The aggregate fees billed by Fontanella and Babitts for tax preparation services for the year ended December 31, 2005 were $15,500. Grant Thornton LLP provided tax preparation services for the year ended December 31, 2004 at a cost of $20,000.

         All Other Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2005 and 2004 were $0 and $0, respectively.

Director Nomination Process

         The Nominating Committee currently consists of Directors LaCorte (Chair), De Perez, Gibbons, Kasper, Putvinski and Stender. The Nominating Committee met one time during the year ended December 31, 2005. As defined by NASDAQ, each member of the Committee is an independent director. The Committee operates under a charter, a copy of which was attached as an appendix to the 2004 Proxy Statement.


         The Committee's process for identifying and evaluating nominees is to conduct a performance evaluation of directors whose terms are expiring, determine whether such person's performance as a director warrants re-nomination and weigh the qualifications of any candidates who have been recommended to the Committee vis-a-vis each director whose term is expiring. The Committee may solicit new candidate recommendations from directors and officers. A stockholder who wishes to submit a candidate recommendation to the Committee should do so in writing, addressed to the Committee at the Company's executive offices. The timeframe for the Committee's annual review and selection of candidates to present to the Board for approval is set forth in the Committee's charter, as are the guidelines the Committee is directed to observe in its selection and evaluation of nominees, and the Board believes it is appropriate for stockholders interested in submitting names to the Committee for consideration to do so within the parameters of the charter rather than a separate policy specifically regarding the consideration of director candidates recommended to the Committee by stockholders.


         The specific qualities, skills and qualifications that the Committee believes potential directors should possess include: leadership, reputation for integrity and hard work, ability to exercise independent judgment, and the willingness to disclose obligations and potential conflicts of interest. The Committee believes nominees should have a suitable educational background and it considers the extent to which the individual would bring relevant skills or experiences that are otherwise absent from the Board and the individual's level of commitment, including his or her available time, energy, and interest. The bylaws of the Company provide that each director of the Company must, at all times, reside within the State of New Jersey in a county where the Bank maintains a branch office. The residency requirement of the bylaws does not apply to any director who was a member of the Board of Directors of the Company's predecessor holding company as of December 31, 2001. The Committee believes that any new nominees for director of the Company should possess familiarity with the market area in which the Company and the Bank operate, which familiarity is best gained through length of service as a director of the Company (or the Bank or their predecessors) or via market area residency.


Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the Annual Meeting of Stockholders. All of the Board's members attended the 2005 Annual Meeting of Stockholders.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. For the year ended December 31, 2005, each director was paid an annual retainer of $6,000, which is paid in monthly installments of $500, a fee of $1,500 per Board meeting and a fee of $300 per committee meeting for each such meeting attended. The Chairman received an additional annual fee of $3,000. The total compensation paid to the directors for the year ended
December 31, 2005 was approximately $230,400. Directors who also serve as employees of the Bank do not receive compensation as directors.

Executive Compensation

         Summary   Compensation  Table.  The  following  table  sets  forth  the compensation awarded to or earned by the Company's president and chief executive officer and certain other executive officers for the years shown.


                                   Annual Compensation (1)            Long Term Compensation Awards
                               ---------------------------------      -----------------------------
                                                                      Restricted       Securities             All
                               Fiscal                                   Stock          Underlying            Other
Name and Principal Position     Year        Salary       Bonus       Award(s)($)(2)   Options/SARs(#)     Compensation
---------------------------     ----        ------       -----       --------------   ---------------     ------------
John S. Fiore,                   2005      $345,000    $126,788       $      -                 -           $156,939(3)
   President and Chief           2004       288,086     136,841        714,144           175,897             42,510
   Executive Officer             2003       220,450      78,260        293,480           152,743             60,953

Kevin M. McCloskey,              2005      $177,000   $  65,048       $      -                 -           $ 26,983(4)
   Senior Vice President and     2004       161,000      76,475        253,750            63,200             24,815
   Chief Operating Officer       2003       140,000      42,700        133,114            74,462             39,333

Kevin A. Wenthen,                2005      $156,000   $  57,330       $      -                 -           $ 23,329(5)
   Senior Vice President and     2004       148,500      70,538        253,750            63,200             23,165
   Chief Administrative Officer  2003       135,000      41,175        133,114            74,462             37,896

A. Richard Abrahamian,           2005      $ 65,692   $  25,725       $296,500            60,000            $ 7,333(6)
   Senior Vice President and
   Chief Financial Officer


----------------
(1) All compensation set forth in the table, other than awards of stock options or restricted stock, was paid by the Bank.
(2) Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest. As of December 31, 2005, the value of the restricted shares held by Messrs. Fiore, McCloskey, Wenthen and Abrahamian was $1,539,824, $611,802, $611,802 and $313,250,
     respectively.

(3) For 2005, includes payment of $56,977, representing all sums deferred and due under a previously-sponsored Phantom Stock and Phantom Option Plan that was terminated in 2002, the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $63,462, the Bank's contribution to the individual's account under a 401(k) Plan of $10,500, the Bank's contribution under the individual's Benefit Equalization Plan of $25,123 and $877 for term life insurance premium. The amount does not include the award of shares under the ESOP program for 2005, as this information was not available at the date of this proxy statement.

(4) For 2005, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $17,700, the Bank's contribution to the individual's account under a 401(k) Plan of $8,835 and $448 for term life insurance premium. The amount does not include the award of shares under the ESOP program for 2005, as this information was not available at the date of this proxy statement.
(5) For 2005, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $15,600, the Bank's contribution to the individual's account under a 401(k) Plan of $7,211 and $518 for term life insurance premium. The amount does not include the award of shares under the ESOP program for 2005, as this information was not available at the date of this proxy statement.
(6) For 2005, includes the Bank's contribution under the individual's Supplemental Executive Retirement Plan of $7,000 and $333 for term life insurance premium.

         The following table sets forth information concerning options granted during the year ended December 31, 2005. No other options were granted during 2005.

                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                      Option Grants in 2005 Fiscal Year                    Annual Rates of Stock
                      ----------------------------------------------------------------   Price Appreciation for
                                               Individual Grants                              Option Term
                      ----------------------------------------------------------------   -------------------------
                                          Percent of
                                         Total Options
                       Number of          Granted to       Exercise
                        Options          Employees in       Price          Expiration
Name                    Granted           Fiscal Year      ($/Share)          Date          5% ($)    10% ($)
----                    -------           -----------      ---------          ----          ------    -------
A. Richard Abrahamian    60,000               100%          $11.86           7/7/15        447,521   1,134,107

         The following table sets forth information concerning options held as of December 31, 2005.

                  Aggregated Option Exercises in 2005 Fiscal Year and Fiscal Year End Option Values
                  ---------------------------------------------------------------------------------

                                                                                             Value of
                                                                                           In-the-money
                       Shares                            Number of Options                   Options
                    Acquired On        Value          at Fiscal Year-end (#)          at Fiscal Year-end ($)
Name                Exercise (#)     Realized ($)    Exercisable/Unexercisable      Exercisable/Unexercisable
----                ------------     ------------    -------------------------      -------------------------
John S. Fiore             -               -              96,276 / 232,364              $507,739 / $970,932
Kevin M. McCloskey        -               -              42,425 / 95,237               $236,791 / $430,391
Kevin A. Wenthen          -               -              42,425 / 95,237               $236,791 / $430,391
A. Richard Abrahamian     -               -                   0 / 60,000                     $0 / $40,200

         Employment Agreements. The Bank has entered into an employment agreement with Mr. Fiore. Mr. Fiore's base salary under the employment agreement for the year ended December 31, 2005 was $345,000. Mr. Fiore's employment agreement has a term of three years and may be terminated by the Bank for "cause" as defined in the agreement. If the Bank terminates Mr. Fiore's employment without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that after Mr. Fiore's employment is terminated in connection with any change in control, he will be paid a sum equal to approximately three times the average annual taxable compensation paid by the Bank during the preceding five calendar year period as reported on IRS Form W-2, Box 1 and IRS Form 1099. If payment had been made under the agreement as of December 31, 2005, the payment to Mr. Fiore would have equaled approximately $1,403,246. In addition, the Board has entered into Change in Control Severance Agreements with executive officers McCloskey, Wenthen and Abrahamian. Under such agreements, if their employment is terminated within twelve months of a change in control of the Bank, such individuals would receive severance benefits equal to approximately three times their average annual compensation. At December 31, 2005, such payments would have equaled approximately $717,065, $673,577 and $208,325, respectively, upon termination following a change in control. All payments to be made under these agreements shall be reduced as may be necessary so that such payments will not exceed the tax deductible limits under Section 280G of the Code.

         Supplemental Executive Retirement Plan. The Bank has established a Supplemental Executive Retirement Plan ("SERP") for the benefit of John S. Fiore, President and Chief Executive Officer which provides benefits to Mr. Fiore in an amount equal to 70% of his final salary upon retirement at age 60, payable for life, reduced by the projected value of benefits payable to Mr. Fiore as follows: (i) 50% of the estimated benefits from Federal Social Security system; (ii) the account value from the 401(k) Savings Plan attributable to any Company contributions or matching contributions; (iii) the account value from the ESOP, (iv) the account value from any other Code Section 401(a) tax-qualified retirement plans of the Company or its Affiliates implemented at any time after the SERP effective date; and (v) the account value from the ESOP benefits equalization plan. The minimum benefit under the SERP is an annual benefit of $102,366 upon retirement at age 60 for life, but in no event for a period of less than fifteen years. The Bank determines annually the projected future benefits and sets aside an annual accrual as determined necessary in accordance with generally accepted accounting principles.

         The Bank has also adopted a SERP for the benefit of senior officers, including Messrs. McCloskey, Wenthen and Abrahamian. This plan requires an annual accrual equal to ten percent of each participant's base salary to be credited to the plan reserve. Plan reserves earn interest at an annual rate equal to The Wall Street Journal "prime rate" plus 100 basis points, with a minimum rate of 4% and a maximum rate of 10%. Participants have the ability to request that plan assets be invested in the Company's common stock. The accumulated deferred compensation account for each executive officer is payable to each participant at any time following termination of employment after three years following the SERP's implementation, the death or disability of the executive officer or termination of employment following a change in control of the Bank, whereby the Bank or the Company is not the resulting entity.

         Deferred  Compensation Plan. The Bank sponsors a Deferred  Compensation
Plan that permits directors and officers to defer the receipt of compensation until a future date. Such deferred sums earn interest earnings at The Wall Street Journal "prime rate" plus 100 basis points, with a minimum of 4% and a maximum of 10%. Alternatively, such deferred amounts may be directed for investment in Company stock. Deferred sums are recognized as a financial reporting expense at the time of deferral. Generally, payments under the plan will be taxable to each participant at the time of receipt of such payment, and the Company will recognize a tax-deductible compensation expense at such time. At December 31, 2005, no directors or officers participated in, and no sums were invested in, the Deferred Compensation Plan.

         Benefits Equalization Plan. The Company's Retirement Benefits Equalization Plan ("BEP") provides the participating executives with the same level of benefits that all other employees are eligible to receive under the Company's Employee Stock Ownership Plan and 401(k) Savings Plan without regard to the limitations on levels of compensation and annual benefits imposed under Sections 401(a)(17) and 415 of the Internal Revenue Code. Specifically, the Plan provides benefits to executive officers that cannot be provided under the Employee Stock Ownership Plan and the 401(k) Savings Plan as a result of limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code, but that would have been provided under the Employee Stock Ownership Plan and the 401(k) Savings Plan, but for these Internal Revenue Code limitations. For example, this plan provides participants with a benefit for any compensation that they may earn in excess of $210,000 per year (as indexed) comparable to the benefits earned by all participants under the Employee Stock Ownership Plan and the 401(k) Savings Plan for compensation earned below that level. The actual value of benefits under this Plan and the annual financial reporting expense associated with this plan will be calculated annually based upon a variety of factors, including the actual value of benefits for participants determined under the Employee Stock Ownership Plan and the 401(k) Savings Plan each year, the applicable limitations under the Internal Revenue Code that are subject to adjustment annually and the salary of each participant at such time. Generally, benefits under the plan will be taxable to each participant at the time of receipt of such payment, and the Company will recognize a tax-deductible compensation expense at such time.


         Split Dollar Life Insurance Agreement. The Bank has entered into a Life Insurance Agreement with John S. Fiore, President and Chief Executive Officer, which shall provide a death benefit payable to Mr. Fiore's beneficiaries of $2.0 million.

Compensation Committee Report on Executive Compensation

         The  Compensation   Committee  (the   "Committee")  has  furnished  the
following report:

         Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by closely aligning the financial interests of the Company's employees, including its chief executive officer ("CEO"), chairman and other senior management, with the interests of its stockholders. All members of the Compensation Committee are independent directors.

         Compensation   Philosophy  and  Strategy.  The  executive  compensation
program of the Company is designed to:

          (1)  Support  a   pay-for-performance   policy   that   differentiates
               compensation based on corporate and individual performance;

          (2) Motivate employees to assume increased responsibility and reward them for their achievement;

          (3) Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

          (4) Align the interests of executives with the long term interests of stockholders through award opportunities that can result in ownership of the Common Stock.

         At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options and restricted stock awards and miscellaneous benefits typically offered to executives in comparable corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the marketplace, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee is advised periodically by independent compensation consultants concerning salary competitiveness.

         As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and stockholder value. The mix of annual and long-term compensation was set subjectively. In determining the mix, the Committee balanced rewards for past corporate performance with incentives for future corporate performance improvement.

         Base Salary. Annual base salaries for all executive officers are generally set at competitive levels. The salary ranges for each position are determined by evaluating the responsibilities and accountabilities of the position and comparing it with other executive officer positions in the marketplace on an annual basis. The base salary of each executive officer, including the president and chief executive officer, is reviewed annually and adjusted within the position range based upon a performance evaluation.

         Long-Term Incentive Compensation. The Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. The long-term incentive compensation includes restricted stock awards and stock option awards. The Committee believes that issuing stock options and other stock-based incentives to executives benefits the Company's stockholders by encouraging and enabling executives to own stock of the Company, thus aligning executive pay with stockholder interests.

         Compensation of the Chief Executive Officer. Mr. Fiore has served as president and chief executive officer of the Company since its formation and as president and chief executive officer of the Bank since 1995. His salary for 2005 of $345,000 reflected the Board's assessment of compensation levels for the industry.

            Compensation Committee:
                  David H. Gibbons, Jr. (Chair)
                  Nancy A. Davis
                  Magdalena M. De Perez
                  Kenneth S. Kasper
                  Albert N. Stender

         Stock Performance Graph. Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the NASDAQ U.S. Market Index and (b) the cumulative total shareholder return on stocks included in the SNL NASDAQ Thrift Index. The NASDAQ U.S. Market Index was prepared by the Center for Research in Security Prices (CRSP) at the University of Chicago, and the SNL Nasdaq Thrift Index was prepared by SNL Securities, LC, Charlottesville, Virginia. The SNL Thrift Index includes all thrift institutions traded on NASDAQ. The cumulative total return for both indices and for the Company is computed with the reinvestment of dividends that were paid during the period and assume the investment of $100 as of January 21, 2004 (the date the Company's common stock began trading on the NASDAQ Stock Market following the closing of the Company's second-step mutual-to-stock conversion on January 20, 2004). It is assumed that the investment in the Company's common stock was made at the initial public offering price of $10.00 per share.


                                [GRAPHIC OMITTED]


                                         1/21/04       12/31/04       12/31/05
------------------------------------ --------------- -------------  ------------
NASDAQ U.S. Market Index                 $100           $102           $104
------------------------------------ --------------- -------------  ------------
SNL NASDAQ Thrift Index                   100            107             95
------------------------------------ --------------- -------------  ------------
Synergy Financial Group, Inc.             100            135            128
------------------------------------ --------------- -------------  ------------


         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph above. The Company neither makes nor endorses any predictions as to stock performance.

         The information set forth above under the subheadings "Report of the Compensation Committee on Executive Compensation" and "Stock Performance Graph"
(i) shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended, shall not be deemed to be incorporated by reference in any such filing.


         Compensation Committee Interlocks and Insider Participation. The Compensation Committee during the year ended December 31, 2005, consisted of Directors Gibbons (Chair), Davis, De Perez, Kasper and Stender. During the year ended December 31, 2005, the Company had no "interlocking" relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.


--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

         The Common Stock is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required by Section 16(a) of such act to file reports of ownership and changes in beneficial ownership of the Common Stock with the Securities and Exchange Commission and NASDAQ and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock. To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2005 fiscal year.

Certain Relationships and Related Transactions

         No directors, officers or immediate family members of directors or officers were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than loans with the Bank) during the two years ended December 31, 2005.

         The Bank, like many financial institutions, has followed the policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its directors, officers, and employees. Loans are made in the ordinary course of business and are also made on substantially the same terms and conditions, other than a 1% discount for employees on the interest rate paid while the person remains an employee, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2005, all loans outstanding to all directors and executive officers, and the affiliates of such persons, were current and performing in accordance with their terms.


--------------------------------------------------------------------------------
                        PARTICIPANTS IN THE SOLICITATION
--------------------------------------------------------------------------------

General

         Under the proxy rules of the Exchange Act, each of the Company's directors may be deemed to be a "participant" in the Company's solicitation of proxies. Information about the principal occupations of these individuals is set forth herein under the caption "Information with Respect to the Company's
Nominees for Directors and Directors Continuing in Office - Biographical Information." Information about the ownership of the Common Stock by each participant, including the right to acquire shares of Common Stock, is set forth in the table herein under the caption "Proposal I - Election of Directors - Biographical Information." Information about transactions between the Company and its directors is set forth herein under the caption "Certain Relationships and Related Transactions." For the purpose of this proxy statement, the business address of each participant is 310 North Avenue East, Cranford, New Jersey 07016. Except as set forth herein, no participant is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

         There are no material proceedings to which any participant or any associate of any participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no participant and no associate of any participant has any interest in the matters to be voted upon at the Meeting, other than an interest, if any, as a stockholder of the Company or as an officer or director of the Company.



         Except as described herein, neither any participant nor any associate of any participant (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $60,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any further transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

         The following sets forth certain additional information about each participant required to be disclosed under the Exchange Act.

Transactions in the Company's Securities in the Last Two Years

         Listed below are the purchases and sales of the Common Stock by each participant for the last two years.

                         Number of Shares
                         of Common Stock                              Price per
Name                     Purchased (Sold)      Date of Transaction      Share
----                     ----------------      -------------------      -----
A. Richard Abrahamian          2,000           September 19, 2005       $12.30
                               2,000           September 22, 2005        12.15
                                 100           September 28, 2005        12.15
                                 900           September 29, 2005        12.22

Magdalena De Perez             3,000           February 2, 2004         $10.25
                                 128           February 3, 2004          10.25

John S. Fiore                 10,657           December 21, 2005        $12.60

Kenneth S. Kasper              2,300           February 2, 2004         $10.54

Paul T. LaCorte                1,500           January 20, 2004         $10.00
                                 900           February 18, 2004         10.68

Kevin M. McCloskey             7,997           December 21, 2005        $12.60

Kevin A. Wenthen                 631           August 17, 2004          $10.13


--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has appointed ___________________ as the Company's independent auditor for the fiscal year ending December 31, 2006. A representative of ___________________ is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of
                             ---
___________________ as the Company's auditors for the 2006 fiscal year.


--------------------------------------------------------------------------------
                    PROPOSAL III - ADJOURNMENT OF THE MEETING
--------------------------------------------------------------------------------

         In accordance with Article II, Section 4 of the Company's bylaws, stockholder meetings are conducted in accordance with rules and procedures for stockholder meetings adopted by the Board, which permit a vote to be taken on whether to adjourn the Meeting in order to solicit additional proxies. The enclosed WHITE proxy card that is being solicited by the Board of Directors includes a separate voting box for stockholders to indicate whether or not they favor an adjournment of the Annual Meeting in order to solicit further proxies if such action is deemed necessary by the Board of Directors.

Approval of a motion to adjourn the Meeting to permit the solicitation of additional proxies requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" this proposal.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders to be held in 2007, all stockholder proposals must be received at the Company's executive office at 310 North Avenue East, Cranford, New Jersey 07016 by ___________, 2006. Stockholder proposals must meet other applicable criteria, as set forth in the Company's bylaws, in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the 2007 Annual Meeting will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by ___________, 2007. Stockholder proposals must meet other applicable criteria, as set forth in the Company's bylaws, in order to be considered at the 2007 Annual Meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


         At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof less than a reasonable time before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.

--------------------------------------------------------------------------------
                            COSTS OF THE SOLICITATION
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has retained Georgeson Shareholder to assist with the solicitation of proxies for a fee not to exceed $______, plus reimbursement of reasonable out-of-pocket expenses. Approximately ____ persons will be used by Georgeson Shareholder in such solicitation. Although a precise estimate cannot be made, the total amount currently estimated to be spent by the Company in connection with the solicitation of stockholders and the total amount expended through ________, 2006 is $______, respectively, both of which include the fee and expenses of Georgeson Shareholder and exclude the amount normally expended in the absence of a contested election of directors.


--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------
         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 accompanies this proxy statement.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Kevin A. Wenthen

                                            Kevin A. Wenthen
                                            Corporate Secretary

                           [FORM OF WHITE PROXY CARD]
--------------------------------------------------------------------------------
                          SYNERGY FINANCIAL GROUP, INC.
                              310 NORTH AVENUE EAST
                           CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                ___________, 2006
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Synergy Financial Group, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at
______________________  _____________________________________,  New  Jersey,  on
________, 2006, at __:__ _.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR     WITHHELD
                                                         ---     --------

1. The election as director of the nominees
          listed with terms to expire in 2009
          (except as marked to the contrary below):      [_]       [_]

          Nancy A. Davis
          John S. Fiore
          W. Phillip Scott

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.
________________________________________________________________________________

                                                         FOR    AGAINST  ABSTAIN
                                                         ---    -------  -------
2. The ratification of the appointment of
          ___________________ as the Company's
          independent auditor for the fiscal year
          ending December 31, 2006.                      [_]      [_}     [_]


                                                         FOR    AGAINST  ABSTAIN
                                                         ---    -------  -------
3.        The adjournment of the Meeting to permit
          the Board of Directors to solicit additional
          proxies, if necessary.                         [_]      [_}     [_]

          The Board of Directors recommends a vote "FOR" all of the above listed
nominees and proposals.                             ---

--------------------------------------------------------------------------------
THIS SIGNED WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND ALL OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS WHITE PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated ___________, 2006.


                                              [_]  Check Box if You Plan
Dated: ________________________                    to Attend the Annual Meeting.



________________________________________     ___________________________________
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


________________________________________     ___________________________________
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this WHITE Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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